                                                                               .
                                                                               .
                                                                               .
                                                                  Exhibit (g)(v)
                                   SCHEDULE A
                            TRANSFER AGENCY AGREEMENT

NAME OF FUND                                            EFFECTIVE DATE
------------                                            --------------
A.  Sweep Funds

Schwab Money Market Fund                                May 1, 1993

Schwab Government Money Fund                            May 1, 1993

Schwab Municipal Money Fund -- Sweep Shares             May 1, 1993

Schwab California Municipal Money Fund -- Sweep Shares  May 1, 1993
(formerly Schwab California Tax-Exempt Money Fund)

Schwab US Treasury Money Fund                           May 1, 1993

Schwab New York Municipal Money Fund -- Sweep Shares    November 10, 1994
(formerly Schwab New York Tax-Exempt Money Fund)

Schwab Government Cash Reserves Fund                    October 20, 1997

Schwab New Jersey Municipal Money Fund                  January 20, 1998

Schwab Pennsylvania Municipal Money Fund                January 20, 1998

Schwab Florida Municipal Money Fund                     February 16, 1998

Schwab Massachusetts Municipal Money Fund               April 21, 2003

B.  Other Funds

Schwab Value Advantage Money Fund-Investor Shares       May 1, 1993

Schwab Value Advantage Money Fund-Institutional Shares  June 14, 2002

Schwab Value Advantage Money Fund-Select Shares         February 25, 2003

Schwab Institutional Advantage Money Fund               May 1, 1993

Schwab Retirement Money Fund                            November 26, 1993

Schwab Municipal Money Fund -- Value Advantage Shares   June 6, 1995

Schwab California Municipal Money Fund -- Value         June 6, 1995
Advantage Shares (formerly Schwab
California Tax-Exempt Money Fund)

Schwab New York Municipal Money Fund -- Value           June 6, 1995
Advantage Shares (formerly Schwab
New York Tax-Exempt Money Fund)

                                      THE CHARLES SCHWAB FAMILY OF FUNDS

                                      By:  _____________________
                                           Stephen B. Ward,
                                           Senior Vice President
                                           and Chief Investment Officer

                                      CHARLES SCHWAB & CO., INC.

                                      By:  _____________________
                                           Randall W. Merk,
                                           Executive Vice President

Dated as of April 21, 2003

                                   SCHEDULE C
                            TRANSFER AGENCY AGREEMENT

     FUND                                                    FEE
     ----                                                    ---
A.  Sweep Funds

    Schwab Money Market Fund                                An annual fee, payable monthly, of
                                                            twenty one-hundredths of one percent
                                                            (.20%) of the Fund's average daily
                                                            net assets

    Schwab Government Money Fund                            An annual fee, payable monthly, of
                                                            twenty one-hundredths of one percent
                                                            (.20%) of the Fund's average daily
                                                            net assets

    Schwab Municipal Money Fund-Sweep Shares                An annual fee, payable monthly, of
    (formerly Schwab Tax-Exempt Money Fund)                 twenty one-hundredths of one percent
                                                            (.20%) of the Fund's average daily
                                                            net assets

    Schwab California Municipal Money Fund-Sweep Shares     An annual fee, payable monthly, of
    (formerly Schwab California Tax-Exempt Money Fund)      twenty one-hundredths of one percent
                                                            (.20%) of the Fund's average daily
                                                            net assets

    Schwab US Treasury Money Fund                           An annual fee, payable monthly, of
                                                            twenty one-hundredths of one percent
                                                            (.20%) of the Fund's average daily
                                                            net assets

    Schwab New York Municipal Money Fund-Sweep Shares       An annual fee, payable monthly, of
    (formerly Schwab New York Tax-Exempt Money Fund)        twenty one-hundredths of one percent
                                                            (.20%) of the Fund's average daily
                                                            net assets

    Schwab Government Cash Reserves Fund                    An annual fee, payable monthly, of
                                                            twenty one-hundredths of one percent
                                                            (.20%) of the Fund's average daily
                                                            net assets

    Schwab New Jersey Municipal Money Fund                  An annual fee, payable monthly, of
                                                            twenty one-hundredths of one percent
                                                            (.20%) of the Fund's average daily
                                                            net assets

    Schwab Pennsylvania Municipal Money Fund                An annual fee, payable monthly, of
                                                            twenty one-hundredths of one percent
                                                            (.20%) of the Fund's average daily
                                                            net assets

    Schwab Florida Municipal Money Fund                     An annual fee, payable monthly, of
                                                            twenty one-hundredths of one percent
                                                            (.20%) of the Fund's average daily
                                                            net assets

    Schwab Massachusetts Municipal Money Fund               An annual fee, payable monthly, of
                                                            twenty one-hundredths of one percent
                                                            (.20%) of the Fund's average daily
                                                            net assets

B.  Other Funds
    Schwab Value Advantage Money Fund-Investor Shares       An annual fee, payable monthly, of
                                                            seventeen one-hundredths of one
                                                            percent (.17%) of the Fund's average
                                                            daily net assets

    Schwab Value Advantage Money Fund-Institutional Shares  An annual fee, payable monthly, of seventeen one-hundredths of one
                                                            percent (.17%) of the Fund's average
                                                            daily net assets

    Schwab Value Advantage Money Fund-Select Shares         An annual fee, payable monthly, of
                                                            seventeen one-hundredths of one
                                                            percent (.17%) of the Fund's average
                                                            daily net assets

    Schwab Retirement Money Fund                            An annual fee, payable monthly, of
                                                            twenty one-hundredths of one percent
                                                            (.20%) of the Fund's average daily
                                                            net assets

    Schwab Municipal Money Fund-Value Advantage Shares      An annual fee, payable monthly, of
    (formerly Schwab Tax-Exempt Money Fund)                 seventeen one-hundredths of one
                                                            percent (.17%) of the Fund's average
                                                            daily net assets

    Schwab California Municipal Money Fund-Value            An annual fee, payable monthly, of
    Advantage Shares                                        seventeen one-hundredths of one
    (formerly Schwab California Tax-Exempt Money Fund)      percent (.17%) of the Fund's average
                                                            daily net assets

    Schwab New York Municipal Money Fund-Value              An annual fee, payable monthly, of
    Advantage Shares                                        seventeen one-hundredths of one
    (formerly Schwab New York Tax-Exempt Money Fund)        percent (.17%) of the Fund's average
                                                            daily net assets

                                      THE CHARLES SCHWAB FAMILY OF FUNDS

                                      By:  _____________________
                                           Stephen B. Ward,
                                           Senior Vice President
                                           and Chief Investment Officer

                                      CHARLES SCHWAB & CO., INC.

                                      By:  ______________________
                                           Randall W. Merk,
                                           Executive Vice President

Dated as of April 21, 2003